UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2020

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02Results of Operations and Financial Condition.

On May 5, 2020, The Chemours Company (the “Company”) issued a press release regarding its first quarter 2020 financial results. A copy of the press release is furnished hereto as Exhibit 99.1.

The information furnished with this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it will not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

The following risk factor supplements the “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

A pandemic, epidemic, or other outbreak of infectious disease may have a material adverse effect on our business operations, results of operations, financial condition, and cash flows.

Our operational and financial condition may be negatively impacted by the widespread outbreak of any illnesses or communicable diseases, as well as any associated public health crises that may ensue. In December 2019, a novel coronavirus disease (“COVID-19”) was identified in Wuhan, China. COVID-19 has continued to spread globally, including areas in which we operate and sell our products. In March 2020, the World Health Organization declared COVID-19 a global pandemic, and the President of the United States declared the COVID-19 outbreak a national emergency. Throughout early 2020, the COVID-19 pandemic has negatively impacted the global economy, disrupting global supply chains and creating significant uncertainty and volatility in financial markets. We are closely monitoring the effects of the COVID-19 pandemic on all aspects of our business, including its adverse impacts on our employees, customers, suppliers, vendors, business partners, and supply and distribution channels, as well as our ability to execute our business strategies and objectives. As a multi-national corporation, we are also closely monitoring the operational and financial impacts of recently introduced restrictive local and national laws and regulations, as well as recommendations set forth by public health organizations and governmental organizations to impede the spread of COVID-19.

The extent to which the COVID-19 pandemic will adversely impact our Company depends on currently evolving factors, as well as future developments that we are not able to predict with certainty. Such factors and potential developments may include but are not limited to:

•	the duration, intensity, and spread of the virus, including how quickly and to what extent normal economic and operating conditions can resume;
•	the health of our employees, and our ability to meet staffing needs at our manufacturing sites and in other critical functions;
•	the health of the workforce of certain third-party service providers or contractors, and their ability to provide contracted services at our manufacturing sites or in other critical functions;
•

federal, state, local, and foreign governmental and/or self-imposed actions that promote general safety and well-being, such as restrictions on travel and transport, regional quarantines, temporary site or office closures, and other social distancing measures;

•

volatility in the broader financial markets, which may negatively impact our credit rating and our ability to obtain additional financial liquidity through either capital or debt offerings at acceptable terms, if at all;

•	our ability to pay dividends or repurchase common stock in the future;
•	consumer and business confidence and the resulting decreases in our customers’ demand and spending patterns, as well as their respective abilities to fulfill any existing purchasing obligations;
•	generation of sufficient cash flows to fulfill our indebtedness and general business obligations;
•	increased operating costs to deal with the impacts of COVID-19;
•	supply chain inefficiencies or ineffectiveness driven by the impacts of COVID-19 on our suppliers, as well as any increases in freight expense or other costs of transport;
•	modifications to our operating footprint driven by potential future developments, such as decreases in consumer demand and additional restrictive federal, state, local, and foreign government actions;
•	impairments to our fixed and/or intangible assets, including goodwill, that may be recorded as a result of weaker prolonged economic conditions;
•	interruptions in any services provided by our business partners; and,
•

the potential negative impacts on our internal controls over financial reporting, including potential future significant deficiencies or material weaknesses, as a result of changes in working environments.

The widespread outbreak of any illness or communicable disease could result in, and in the instance of the COVID-19 pandemic has resulted in, a significant health crisis that adversely affects local and global economies and financial markets, including the companies that operate within these conditions. Each of the above considerations related to the COVID-19 pandemic remain highly uncertain and subject to change, continue to evolve, and have the potential to have a material adverse impact on our business operations, results of operations, financial condition, and cash flows.  However, we cannot predict with certainty the magnitude of such impacts at this time. The impact of COVID-19 may also exacerbate our other risks, as described in Item 1A – Risk Factors included in our Annual Report on Form 10-K for the year ended December 31, 2019, any of which could have a material effect on us. The situation continues to evolve at a rapid pace, and additional impacts of which we are not currently aware may also arise.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

99.1Press release dated May 5, 2020.

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial
Officer and Treasurer

Date:	May 5, 2020